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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2007

                         WATTS WATER TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                      001-11499             04-2916536
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  (State or Other Jurisdiction        (Commission File        (IRS Employer
        of Incorporation)                  Number)         Identification No.)

             815 Chestnut Street, North Andover, Massachusetts 01845
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               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 688-1811
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On February 6, 2007, the Board of Directors of Watts Water Technologies, Inc. (the "Company") approved changes to the compensation arrangements for non-employee directors of the Company. A summary of the annual compensation payable to non-employee directors of the Company effective as of February 6, 2007 is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

      The Board of Directors of the Company amended Article IV of the Company's By-laws (the "By-laws"), effective as of February 5, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The amendment to the By-laws also provides that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.

      The full text of the By-laws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article IV thereof is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

      (d)   Exhibits

      See Exhibit Index attached hereto.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WATTS WATER TECHNOLOGIES, INC.


Date:  February 7, 2007                   By: /s/ William C. McCartney
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                                              William C. McCartney
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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3.1          By-laws, as amended

10.1         Summary of Non-Employee Director Compensation